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                                  EXHIBIT 10.10


                                SECOND AMENDMENT

                        Effective as of December 31, 1996

                                     To the

                         SKYLINE ASSET MANAGEMENT, L.P.
                        (A Delaware Limited Partnership)

                              AMENDED AND RESTATED
                          LIMITED PARTNERSHIP AGREEMENT
                              Dated August 31, 1995


The Amended and Restated Limited Partnership Agreement of Skyline Asset Management, L.P. dated August 31, 1995, as amended on August 1, 1996 (the "Partnership Agreement") is hereby amended effective as of this 31st day of December, 1996 as set forth below. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Partnership Agreement.

         1. Section 5.2(c) of the Partnership Agreement is hereby amended to read in its entirety as follows:

                  (c) Allocation of Income and Gain. Subject to Section 5.2(e) and Sections 5.4 and 5.5 hereof, all items of Partnership income and gain shall be allocated among the Partners' Capital Accounts at the end of every month as follows:

                          (i) first, items of income and gain shall be allocated
                  to the General Partner in an amount equal to the Free Cash Flow (net of Free Cash Flow Expenditures) for such month multiplied by a fraction, the numerator of which is the number of Partnership Points held by the General Partner for such month, and the denominator of which is the total number of Vested Partnership Points outstanding for such month;

                          (ii) second, the General Partner shall be allocated
                  items of income and gain until the General Partner has been allocated cumulative income and gain equal to the cumulative amount of losses and deductions allocated to the General Partner under Section 5.2(d)(iii);

                          (iii) third, items of income and gain shall be
                  allocated among all Limited Partners in accordance with (and in proportion to) each Limited Partner's respective number of Vested Partnership Points for such



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                  month, until the aggregate amount of such items allocated to the Partners pursuant to Section 5.2(c)(i) and this Section 5.2(c)(iii) for such month equals the aggregate amount of Free Cash Flow for such month; and

                          (iv) fourth, items of Partnership income and gain for
                  such month shall be allocated among the Limited Partners in proportion to each Limited Partner's respective number of Vested Partnership Points for such month until the cumulative aggregate amount of such items of Partnership income and gain allocated to the Limited Partners pursuant to this Section 5.2(c)(iv) for such month and all prior months in that fiscal year equals the cumulative aggregate amount of items of Partnership deduction and loss allocated to the Limited Partners for such month and all prior months in that fiscal year pursuant to the provisions of Section 5.2(d)(ii) hereof.

         2. Section 5.3 of the Partnership Agreement is hereby amended to read in its entirety as follows:

                  (a) Subject to Section 5.3(b) hereof, from and after the date hereof, within thirty (30) days after the end of each fiscal quarter, the General Partner shall, based on the unaudited financial statements for such fiscal quarter prepared in accordance with Section 9.3 hereof (after approval thereof by the General Partner), cause the Partnership (X) to distribute to the General Partner the amount of income and gain allocated to the General Partner for such fiscal quarter pursuant to Section 5.2(c)(i) and (ii), minus any losses and deductions allocated to the General Partner under Section 5.2(d)(iii), and
(Y) to distribute to the Limited Partners the amount of any income and gain allocated to the Limited Partners under Section 5.2(c)(iii), minus any losses and deductions allocated to the Limited Partners under Section 5.2(d)(ii). Within ninety-five (95) days after the end of each fiscal year of the Partnership, the General Partner shall, based on the audited financial statements prepared in accordance with Section 9.3 hereof, cause the Partnership to make a distribution of (i) the remaining amounts, if any, for the preceding fiscal year not previously distributed, in accordance with the foregoing clauses
(X) and (Y) of this Section 5.3(a), and (ii) the amount of any income and gain allocated to the Limited Partners under Section 5.2(c)(iv). In the event that, in connection with the preparation of audited financial statements or otherwise it shall be determined that any prior distributions were not made in the proper amounts, the General Partner shall be authorized to increase or decrease one or more subsequent distributions in such manner and to such extent as it shall deem necessary or appropriate.

                  (b) The General Partner may, from time to time and with a Majority Vote, reserve and refrain from making a distribution that is otherwise required under Section 5.3(a) for Partnership purposes, including, without limitation, to increase the net worth of the Partnership.

                  (c) Within ninety-five (95) days after the end of each fiscal year of the Partnership (or such earlier date as may be agreed to by the General Partner with either a Majority Vote or the consent of the CEO), the General Partner shall, based on the audited



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financial statements prepared in accordance with Section 9.3 hereof, cause the
Partnership to make a distribution to each Limited Partner of the amount, if any, which was allocated to such Limited Partner for the previous fiscal year pursuant to the provisions of Section 5.5(c) hereof.

                  (d) Except as otherwise set forth herein, all other amounts or proceeds available for distribution, if any, shall be distributed to the Partners at such time as may be determined by the General Partner in its sole discretion provided that any such distribution shall be made among the Partners
(i) in accordance with the positive balances (if any) in their respective Capital Accounts (as determined immediately prior to such distribution) until all such positive Capital Account balances have been reduced to zero, and (ii) thereafter among all Partners in accordance with their respective number of Vested Partnership Points at the time of such distribution.

                  (e) Notwithstanding any other provision herein to the contrary, if any Limited Partner has received a distribution under Section 5.3(a) or Section 5.3(c) during a fiscal year and, based on the audited financial statements prepared in accordance with Section 9.3 hereof, there are at the end of such fiscal year any unrecovered excess deductions, such that the General Partner will be entitled to an allocation pursuant to Section 5.2(c)(ii) at the time of the next allocation of gross income of the Partnership, then the Limited Partners shall promptly (and in any event within ninety-five (95) days after the end of such fiscal year of the Partnership) contribute to the Partnership in accordance with (and in proportion to) the aggregate amount of distributions received by such Limited Partner under Section 5.3(a) and Section 5.3(c) with respect to such fiscal year, cash in the aggregate amount of such unrecovered excess deductions. The obligation of each Limited Partner to make contributions to the Partnership pursuant to this Section 5.3(e) with respect to any fiscal year shall be limited to the aggregate amount of distributions received by such Limited Partner under Sections 5.3(a) and Section 5.3(c) with respect to such fiscal year.

         3. Section 5.5 of the Partnership Agreement is hereby amended by the addition of a new Section 5.5(c) which will read in its entirety as follows:

                   (c) If, at the end of a fiscal year, (i) the aggregate amount of items of income and gain allocated to the Limited Partners pursuant to the provisions of Section 5.2(c)(iv) equals the aggregate amount of items of Partnership deduction and loss for such fiscal year, and (ii) there are additional items of income and gain for such fiscal year which have not been allocated pursuant to the provisions of Section 5.2 hereof or the other provisions of this Section 5.5 hereof, then such additional items of income and gain (i.e., the unallocated items of income and gain in excess of the aggregate amount of items of deduction and loss attributable to such fiscal year) which were not previously allocated shall be allocated to the Limited Partners and in the amounts as may be selected by the CEO or, if there is no CEO, then by a Majority Vote; provided, that if no determination is made within ninety-five
(95) days after the end of a fiscal year, such items of income and gain shall be allocated among the Limited Partners in proportion to each Limited Partner's respective number of Vested Partnership Points as of the end of such fiscal year.



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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to the
         Partnership Agreement to be executed as of this ___ day of March, 1997.

                                      GENERAL PARTNER

                                             AFFILIATED MANAGERS GROUP,
                                             INC.


                                             By:/s/ Sean M. Healey
                                             ---------------------------------
                                               Name: Sean M. Healey
                                               Title: Executive Vice President

                                      LIMITED PARTNERS

                                             WMD CORP.


                                             By:/s/ William M. Dutton
                                             ---------------------------------
                                               Name: William M. Dutton
                                            Title: President

                                             KSK CORP.


                                             By:/s/ Kenneth S. Kailin
                                             ---------------------------------
                                               Name: Kenneth S. Kailin
                                               Title: President

                                             GXL CORP.


                                             By:/s/ Geoffrey P. Lutz
                                             ---------------------------------
                                               Name: Geoffrey P. Lutz
                                               Title: President

                                             MXM CORP.


                                             By:/s/ Michael Maloney
                                             ---------------------------------
                                               Name: Michael Maloney
                                               Title: President